Exhibit 3.64
APPROVED
AND
FILED
SECRETARY OF STATE OF INDIANA

INSTRUCTIONS:	ARTICLES OF INCORPORATION
State Form 4159 (R9 / 9-93)
Approved by State Board of Accounts 1992

Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements — Present original and one copy to the address in the upper right corner of this form.
Provided by:	JOSEPH H. HOGSETT Secretary of State Corporations Division 302 W. Washington St., Rm E108 Indianapolis, Indiana 46204 Telephone: (317) 232-6576 Indiana Code 23-1-21-2 FILING FEE $90.00

ARTICLES OF INCORPORATION OF
(Indicate the appropriate act)
The undersigned desiring to form a corporation (herein after referred to as “Corporation”) pursuant to the provisions of:
☒ Indiana Business Corporation Law ☐ Indiana Professional Corporation Act 1983
As amended, executes the following Articles of Incorporation:

ARTICLE I NAME
Name of Corporation:
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.

     (The name must contain the word “Corporation,” “Incorporated,” “Limited,” “Company” or an abbreviation of one of those words.)

ARTICLE II REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:
Name of Registered Agent
C T CORPORATION SYSTEM

Address of Registered Office (Street or building)	City		Zip code
ONE NORTH CAPITOL AVENUE	INDIANAPOLIS	Indiana	46204

Principal Office: The post office address of the principal office of the Corporation is:

Post Office address	City	State	Zip code

ARTICLE III AUTHORIZED SHARES
Number of shares:	1,000, No Par Value If there is more than one class of shares, shares with rights and preferences, list such information on “Exhibit A”

ARTICLE IV NCORPORATORS
(The name(s) and address(es) of the incorporator(s) of the corporation)

NAME	NUMBER and STREET OR BUILDING	CITY	STATE	ZIP CODE

Susan M. Carter	208 S. LaSalle St	Chicago	IL	60604

Mary Janiszewski	208 S. LaSalle St	Chicago	IL	60604

Janice Rockey	208 S. LaSalle St.	Chicago	IL	60604

In Witness Whereof, the undersigned being all the incorporators of said corporation executes these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 27th day of September, 1994

Signature		Printed Name
/s/ Susan M. Carter		Susan M. Carter

Signature		Printed Name
/s/ Mary Janiszewski		Mary Janiszewski

Signature		Printed Name
/s/ Janice Rockey		Janice Rockey

This instrument was prepared by (name) Susan M. Carter

Address (number, street, city and state)				Zip Code
208 S. LaSalle Street, Chicago, IL				60604

(INDIANA — 921 — 2/4/94)